UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2022

GREAT SOUTHERN BANCORP, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-18082	43-1524856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1451 East Battlefield, Springfield, Missouri	65804
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (417) 887-4400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GSBC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted under Item 5.07 of this Current Report on Form 8-K, at the 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) of Great Southern Bancorp, Inc. (“Bancorp”) held on May 11, 2022, Bancorp’s stockholders approved Bancorp’s 2022 Omnibus Incentive Plan (the “Plan”). A description of the Plan is contained in Bancorp’s definitive proxy statement for the 2022 Annual Meeting filed with the Securities and Exchange Commission on March 31, 2022 under the heading “Proposal III. Approval of the 2022 Omnibus Incentive Plan” and is incorporated herein by reference, and a copy of the Plan is attached to that proxy statement as Appendix A and also is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 11, 2022, Bancorp held its 2022 Annual Meeting. A quorum was present and the results of the meeting, which exclude the shares beneficially owned in excess of the 10% voting limitation in Bancorp’s charter by the persons believed by Bancorp to be subject to that limitation, are as follows:

1) Election of three directors, each for a term of three years:

	Number of Shares
Nominee	Votes For	Votes Withheld	Broker Non-Votes
Julie Turner Brown	8,976,142	366,903	1,500,009
Earl A. Steinert, Jr.	6,584,004	2,759,041	1,500,009
William V. Turner	8,980,186	362,859	1,500,009

2) Advisory (non-binding) vote on executive compensation:

Number of Shares
Votes For	Votes Against	Abstentions	Broker Non-Votes
7,951,357	1,366,239	25,449	1,500,009

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal.  Accordingly, this proposal was approved.

3) Approval of the Great Southern Bancorp, Inc. 2022 Omnibus Incentive Plan:

Number of Shares
Votes For	Votes Against	Abstentions	Broker Non-Votes
8,925,788	391,730	25,527	1,500,009

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal.  Accordingly, this proposal was approved.

4) Ratification of the appointment of BKD, LLP as Bancorp’s independent registered public accounting firm for the fiscal year ending December 31, 2022:

Number of Shares
Votes For	Votes Against	Abstentions	Broker Non-Votes
10,676,917	157,252	8,885	---

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal.  Accordingly, this proposal was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT SOUTHERN BANCORP, INC.

Date: May 12, 2022	By:	/s/ Joseph W. Turner
Joseph W. Turner, President and Chief Executive Officer

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